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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 10, 1998


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        United States                   333-61691             36-1414142
        -------------                   ---------             ----------
(State or Other Jurisdiction           (Commission       (I.R.S. Employer
of Incorporation)                      File Number)      Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                              60181
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(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
                                                   ---------------


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                                       -2-


         Item 5.  Other Events.
                  ------------

         On or about November 24, 1998, the Registrant will cause the issuance and sale of approximately $300,000,000 initial principal amount of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, Class 1A-1, Class 1A-2 (together,"Class 1A"), Class 2A-1, Class 2A-2 (together,"Class 2A") and Class R (together with Class 1A and Class 2A, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1998, by and between the Registrant, as depositor and servicer, and LaSalle National Bank as trustee.

         In connection with the sale of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, Class 1A and Class 2A (collectively, the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. (together, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-61691, which Computational Materials are being filed as exhibits to this report.

         The information in the Computational Materials will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on collateral information provided by the Registrant and assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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                                       -3-



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not Applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not Applicable.

         (c)      Exhibits
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                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.               Description
-----------                -----------               -----------

       99.1                99                        Computational Materials




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                                       -4-


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUPERIOR BANK FSB

                                          By: /s/ William C. Bracken
                                              ----------------------------------
                                          Name:   William C. Bracken
                                          Title:  Senior Vice President
                                                  and Chief Financial Officer

Dated: November 10, 1998




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                                       -5-



                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                   Description                            Page
-----------                   -----------                            ----
99.1                          Computational Materials                P*



*The Computational Materials have been filed on paper format pursuant to a continuing hardship exemption from certain electronic filing requirements.